Exhibit 99.1

Second Quarter 2014 Investor Call August 5, 2014 Oncor Electric Delivery

Forward Looking Statements This presentation contains forward-looking statements, which are subject to various risks and uncertainties. Discussion of risks and uncertainties that could cause actual results to differ materially from management’s current projections, forecasts, estimates and expectations is contained in filings made by Oncor Electric Delivery Company LLC (Oncor) with the Securities and Exchange Commission (SEC). Specifically, Oncor makes reference to the section entitled “Risk Factors” in its annual and quarterly reports. In addition to the risks and uncertainties set forth in Oncor’s SEC filings, the forward-looking statements in this presentation could be affected by, among other things: prevailing governmental policies and regulatory actions; legal and administrative proceedings and settlements, including the exercise of equitable powers by courts and adverse impacts on us as a result of the bankruptcy proceedings involving Energy Future Holdings Corp. and certain of its subsidiaries; weather conditions and other natural phenomena; acts of sabotage, wars or terrorist or cyber security threats or activities; economic conditions, including the impact of a recessionary environment; unanticipated population growth or decline, or changes in market demand and demographic patterns; changes in business strategy, development plans or vendor relationships; unanticipated changes in interest rates or rates of inflation; unanticipated changes in operating expenses, liquidity needs and capital expenditures; inability of various counterparties to meet their financial obligations to Oncor, including failure of counterparties to perform under agreements; general industry trends; hazards customary to the industry and the possibility that Oncor may not have adequate insurance to cover losses resulting from such hazards; changes in technology used by and services offered by Oncor; significant changes in Oncor’s relationship with its employees; changes in assumptions used to estimate costs of providing employee benefits, including pension and other post-retirement employee benefits, and future funding requirements related thereto; significant changes in critical accounting policies material to Oncor; commercial bank and financial market conditions, access to capital, the cost of such capital, and the results of financing and refinancing efforts, including availability of funds in the capital markets and the potential impact of disruptions in US credit markets; circumstances which may contribute to future impairment of goodwill, intangible or other long-lived assets; financial restrictions under Oncor’s revolving credit facility and indentures governing its debt instruments; Oncor’s ability to generate sufficient cash flow to make interest payments on its debt instruments; actions by credit rating agencies; and Oncor’s ability to effectively execute its operational strategy. Any forward-looking statement speaks only as of the date on which it is made, and Oncor undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date on which it is made or to reflect the occurrence of unanticipated events. Regulation G This presentation includes certain non-GAAP financial measures. A reconciliation of these measures to the most directly comparable GAAP measures is included in this presentation, which is available on Oncor’s website, www.oncor.com, in the Investor section, and also filed with the SEC. Oncor Electric Delivery 1

2nd Quarter 2014 Investor Call Agenda ?Financial Overview David Davis Chief Financial Officer ?Operational Review Bob Shapard Chairman and CEO ?Q&A Oncor Electric Delivery 2

Residential and Large C&I1 Revenue Statistics Residential Points of Delivery Residential GWH, Actual3 Q22 ‘13 vs. Q2 ‘14; thousands of meters Q2 ‘13 vs. Q2 ‘14 1.3% 2,775 2,812 8,546 8,466 0.9% At 6/30/2013 At 6/30/2014 Q2 ‘13 Q2 ‘14 Large C&I Actual MW Demand Large C&I GWH, Actual3 Q2 ‘13 vs. Q2 ‘14 Q2 ‘13 vs. Q2 ‘14 1.2% 2.0% 16,040 16,238 16,733 17,069 Q2 ‘13 Q2 ‘14 Q2 ‘13 Q2 ‘14 1 Commercial & Industrial 2 Three months ended June 30. 3 Billing day adjusted Oncor Electric Delivery 3

Operating Revenue Detail1 Adjusted Operating Revenue Increase3 Q2’13 vs. Q2 ‘14; $ millions Distribution Base Revenue: $ millions Growth and Consumption (15) Adjusted Operating Revenues Transmission Base Revenue (TCOS): Q22 ‘13 vs. Q2 ‘14; $ millions Billed to 3rd party wholesale customers 22 6.9% Billed to Oncor Distribution, collected 10 878 821 from REPs through TCRF Total Transmission Base Revenue (TCOS) 32 Advanced Metering System (AMS) (3) Total 14 Revenues To Pass Through Expenses: Q2 ‘13 Q2 ‘14 Energy Efficiency Program costs (EECRF revenue) (2) 3rd Party Wholesale Transmission Service billed to Oncor Distribution (ie remaining TCRF revenue) 45 Total 43 Total Adjusted Operating Revenue Increase 57 1 See Appendix for Reg G reconciliations and definitions of adjusted financial metrics. 2 Unless otherwise indicated, Q2 reflects three months ended June 30. 3 Numbers have been rounded to nearest million. Oncor Electric Delivery 4

Summary Of Financial Results1 Adjusted EBITDA Q22 ‘13 vs. Q2 ‘14 and TME2 ‘13 vs. TME ‘14; $ millions 1,798 1,682 6.9% 1.2% 425 430 Q2 ‘13 Q2 ‘14 TME ‘13 TME ‘14 Adjusted Net Income Adjusted Operating Cash Flow Q2 ‘13 vs. Q2 ‘14; $ millions Q2 ‘13 vs. Q2 ‘14; $ millions 2.2% 283 90 92 165 41.7% Q2 ‘13 Q2 ‘14 Q2 ‘13 Q2 ‘14 1 See Appendix for Reg G reconciliations and definitions of adjusted financial metrics. 2 Unless otherwise indicated, Q2 reflects three months ended June 30 and TME reflects the twelve months ended June 30. Oncor Electric Delivery 5

Ample Liquidity And Improving Credit Metrics Secured Revolving Credit Facility1 Balances at June 30, 2014; $ millions 2,400 829 1,571 5 1,576 Revolver Capacity Borrowings and Letters Effective Remaining Cash Total Available Liquidity of Credit Capacity Adjusted EBITDA2/Cash Interest Debt/Adjusted EBITDA TME3 6/30/13 vs. TME 6/30/14; Ratio TME 6/30/13 vs. TME 6/30/14; Ratio 5.0x 5.3x 3.7x 3.5x TME 6/30/2013 TME 6/30/14 TME 6/30/2013 TME 6/30/2014 1 Oncor’s $2.4 billion revolving credit facility matures in 2016. 2 See Appendix for Reg G reconciliation and definition. 3 TME – Twelve Months Ended. Oncor Electric Delivery 6

2nd Quarter 2014 Investor Call Agenda ?Financial Overview David Davis Chief Financial Officer ?Operational Review Bob Shapard Chairman and CEO ?Q&A Oncor Electric Delivery 7

Appendix—Regulation G Reconciliations and Supplemental Data Oncor Electric Delivery 8

Financial Definitions Measure Definition Adjusted Operating Revenues Oncor operating revenues, less operating revenues of Oncor Electric Delivery (non-GAAP) Transition Bond Company LLC (BondCo) Adjusted Net Income Oncor net income, less effects of purchase accounting, tax audit settlement (non-GAAP) and net income of BondCo Adjusted Operating Cash Flow Oncor cash provided by operating activities, less BondCo cash provided by (non-GAAP) operating activities Debt (non-GAAP) Oncor total debt, less transition bonds of BondCo Total Debt (GAAP) Oncor long-term debt (including current portion) plus bank loans Income from continuing operations before interest expense and related charges and provisions in lieu of income tax, plus depreciation and amortization and special items. Also adjusted for the effect of the SARs exercise and regulatory asset write off reversal , where applicable. EBITDA Adjusted EBITDA (non-GAAP) is a measure used by Oncor to assess performance. Total debt less transition bonds divided by Adjusted EBITDA. Transition, or securitization, bonds are serviced by a regulatory transition charge on wires Debt/Adjusted EBITDA rates and are therefore excluded from debt in credit reviews. Debt / EBITDA is (non-GAAP) a measure used by Oncor to assess credit quality. Adjusted EBITDA/Cash Interest Adjusted EBITDA divided by cash interest expense is a measure used by (non-GAAP) Oncor to assess credit quality. Oncor Electric Delivery 9

Table 1: Oncor Adjusted Operating Revenues Reconciliation Three Months Ended June 30, ‘13 and ‘14 $ millions Q2 ‘13 Q2 ‘14 Operating revenues – Oncor 857 912 Adjustments: Operating revenues – BondCo (36) (34) Adjusted operating revenues, excluding BondCo 821 878 Oncor Electric Delivery 10

Table 2: Oncor Adjusted EBITDA Reconciliation Three Months Ended June 30, ‘13 and ‘14 $ millions Q2 ‘13 Q2 ‘14 Net income – Oncor 96 94 Plus: Depreciation & amortization – Oncor 202 210 Provision in lieu of income taxes – Oncor 58 60 Interest expense – Oncor 95 89 Equals: EBITDA – Oncor 451 453 Adjustments: Net income – BondCo — Depreciation & amortization – BondCo (30) (30) Interest expense – BondCo (5) (3) Effects of fair value accounting (pre tax) (4) (3) Regulatory asset amortization in O&M expense 13 13 Oncor Adjusted EBITDA, excluding BondCo 425 430 Oncor Electric Delivery 11

Table 3: Oncor Adjusted EBITDA Reconciliation Twelve Months Ended June 30, ‘13 and ‘14 $ millions TME ‘13 TME ‘14 Net income – Oncor 350 446 Plus: Depreciation & amortization – Oncor 796 833 Provision in lieu of income taxes – Oncor 210 276 Interest expense – Oncor 380 359 Equals: EBITDA – Oncor 1,736 1,914 Adjustments: Net income – BondCo — Depreciation & amortization – BondCo (121) (132) Interest expense – BondCo (23) (17) Effects of fair value accounting (pre tax) (20) (15) Regulatory asset write off reversal (pre tax)—(4) Regulatory asset amortization in O&M expense 53 52 SARs distribution (pre tax) 57—Oncor Adjusted EBITDA, excluding BondCo 1,682 1,798 Oncor Electric Delivery 12

Table 4: Oncor Adjusted Net Income Reconciliation Three Months Ended June 30, ‘13 and ‘14 $ millions Q2 ‘13 Q2 ‘14 Net income – Oncor 96 94 Adjustments: Effects of purchase accounting (after tax) (3) (2) Tax audit settlement (after tax) (3)—Bondco net income — Adjusted net income, excluding BondCo 90 92 Oncor Electric Delivery 13

Table 5: Oncor Adjusted Operating Cash Flow Reconciliation Three Months Ended June 30, ‘13 and ‘14 $ millions Q2 ‘13 Q2 ’14 Operating cash flow – Oncor 308 193 Adjustments: Operating cash flow – BondCo (25) (28) Adjusted operating cash flow, excluding BondCo 283 165 Oncor Electric Delivery 14

Table 6: Oncor Total Debt Reconciliation At June 30, ‘13 and ‘14 $ millions ‘13 ‘14 Short-term debt- Oncor 960 822 Long-term debt due currently – Oncor 128 635 Long-term debt, less due currently – Oncor 5,444 5,065 Total debt – Oncor, including BondCo 6,532 6,522 Adjustments: Long-term debt due currently – BondCo (128) (135) Long-term debt, less due currently – BondCo (246) (111) Fair value adjustment – BondCo 1—Total Oncor debt, excluding BondCo 6,159 6,276 Oncor Electric Delivery 15

Table 7: Oncor Interest And Debt Coverages Twelve Months Ended June 30, ‘13 and ‘14 $ millions TME ‘13 TME ‘14 Ref Source Interest expense and related charges – Oncor 380 359 Amortization of debt discount – Oncor (30) (8) AFUDC – Oncor 11 7 Cash interest expense – Oncor 361 358 Less: Interest expense – BondCo (23) (17) Cash interest expense, excluding BondCo 338 341 A EBITDA, excluding BondCo 1,682 1,798 B Table 3 Total debt, excluding BondCo 6,159 6,276 C Table 6 EBITDA/cash interest – ratio (B / A) 5.0x 5.3x Debt/EBITDA – ratio (C / B) 3.7x 3.5x Oncor Electric Delivery 16